CONSENT OF INDEPENDENT AUDITORS

          We consent to the reference to our firm under the caption "Financial Highlights" and "Independent Auditors" in this Post-Effective Amendment No.1 to the Registration Statement on Form N-1A (no. 333-45959) of E.I.I. Realty Securities Trust.

                                /s/ ERNST & YOUNG LLP




  New York, New York
  July 30, 1999